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                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED AUGUST 15, 2006
                                      TO
                PROSPECTUS DATED MAY 1, 2006 (AS SUPPLEMENTED)

                            NOTICE OF SUBSTITUTION

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 842-9325 to request a free copy.

First MetLife Investors Insurance Company ("we," "us," "our," or the "Company") filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove Lazard Retirement Small Cap Portfolio ("Existing Fund") and substitute Third Avenue Small Cap Value Portfolio ("Replacement Fund") in its Marquis Portfolios/SM/ variable annuity contract. The SEC has granted the order. The substitution will be completed on or around November 13, 2006.

The Existing Fund is a portfolio of Lazard Retirement Series, Inc. and Lazard Asset Management, LLC is the Existing Fund's investment adviser. The Replacement Fund is a portfolio of Met Investors Series Trust. Met Investors Advisory, LLC is the Replacement Fund's investment manager and Third Avenue Management LLC is the Replacement Fund's subadviser. The Replacement Fund will be added as an investment portfolio under your contract on or before the date of the substitution.

We believe that the substitution is in the best interest of contract owners. The Replacement Fund has at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitution, and it will have no tax consequences for you.

Please note that:

   . No action is required on your part at this time. You will not need to file a new election or take any immediate action.

   . The elections you have on file for allocating your account value and purchase payments will be redirected to the Replacement Fund unless you change your elections and transfer your account value before the substitution takes place.

   . You may transfer amounts in your contract among the investment portfolios and the fixed account (where available) as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your contract, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by contract owners or agents of contract owners.

   . If you make one transfer from the Existing Fund before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

   . On the effective date of the substitution, your account value in the investment portfolio will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

   .  There will be no tax consequences to you.

Following the substitution, we will send you a prospectus for Met Investors Series Trust, as well as notice of the actual date of the substitution and confirmation of the transfer.

Please contact your registered representative if you have any questions.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE


             5 Park Plaza, Suite 1900
                                        Telephone: (800) 842-9325
             Irvine, CA 92614

Marquis and Marquis Portfolios are service marks of Citigroup Inc. or its Affiliates and are used by MetLife, Inc. and its Affiliates under license.

                                                                   SUPP-MQSUBNY